UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2025 (May 9, 2025)

Date of Report (Date of earliest event reported)

GIVBUX, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52142	84-1609495
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. employer identification number)

2751 W Coast Hwy, Suite 200 Newport Beach, California		92663
(Address of principal executive offices)		(Zip Code)

+1 844-448-2899

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on which Registered:
Common Stock Par Value $0.001 per share	GBUX	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On May 21, 2025, the Board of Directors formally approved a Special Dividend Package in the Form of Restricted Warrants for all shareholders of common stock holding ten (10) or more shares, entitling those shareholders one (1) warrant for every ten (10) shares effective as of the close of business on June 5, 2025.

The Special Dividend Warrants will be exercisable at a price of $4.00 (USD) per share and will be exercisable immediately until the close of business on June 5, 2026. The Company will set up an email for shareholders, warrants@givbux.com, to which they can verify their Special Dividend Warrants, ask questions regarding the exercise thereof, and privately share documents. In the interim shareholders can email the Company Secretary Robert Thompson, bob@givbux.com who has been appointed as Warrant Agent for the Special Dividend Package. It will take approximately thirty (30) days to verify all shareholders holding warrants after which time eligible shareholder will receive an email from the Company.

The Company will file a Form D with the Securities and Exchange Commission (“SEC”) to cover the issuances under federal securities laws and will evaluate, for the duration of the Special Dividend Package, whether such shareholders are accredited investors. On or before June 5, 2026, the Company plans to file a registration statement on Form S-1 to cover the Special Dividend Warrants, if required. In the interim, as the Warrants require the payment of $4.00 upon exercise, meaning they will be restricted securities under Rule 144 of the Securities and Exchange Act of 1933, as amended, 17 CFR 230.144.

Item 9.01 Exhibit List

The material Transaction Documents Include: (1) Warrant Agreement Package.

Exhibit 9.01	Warrant Agreement Package
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2025	By:	GIVBUX, INC.

/s/ Umesh Singh
	Name:	Umesh Singh
	Title:	President and Chief Executive Officer